UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1 )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to (S) 240.14a-12

OPNET TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

OPNET TECHNOLOGIES, INC.

7255 WOODMONT AVENUE

BETHESDA, MARYLAND 20814

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, SEPTEMBER 9, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OPNET Technologies, Inc. (the “Company”) will be held at the principal executive offices of the Company, 7255 Woodmont Avenue, Bethesda, Maryland 20814, on Tuesday, September 9, 2008 at 10:00 a.m., local time, for the purpose of considering and voting upon the following matter:

1.	To elect two Class II directors for a three-year term extending until the 2011 Annual Meeting of Stockholders; and

2.	To transact such other business, if any, as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has no knowledge of any other business to be transacted at the Annual Meeting.

Holders of record of the Company’s Common Stock at the close of business on July 21, 2008 are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of the Company’s stockholders is open for examination to any stockholder at the principal executive offices of the Company, 7255 Woodmont Avenue, Bethesda, Maryland 20814 and will be available at the Annual Meeting.

A copy of the Company’s Annual Report for the year ended March 31, 2008, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

By Order of the Board of Directors,

/s/ Marc A. Cohen
Marc A. Cohen
Chairman of the Board, Chief Executive Officer and Secretary

Bethesda, Maryland

July 25, 2008

YOUR VOTE IS IMPORTANT.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES EITHER: (I) OVER THE INTERNET AS INSTRUCTED IN THESE MATERIALS; OR (II) IF YOU RECEIVED A PAPER COPY OF THESE MATERIALS, BY SIGNING, DATING AND RETURNING THE PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. IF YOU ARE RECEIVING THESE PROXY MATERIALS BY MAIL, A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR YOUR CONVENIENCE. STOCKHOLDERS WHO EXECUTE A PROXY CARD OR VOTE ON THE INTERNET MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

OPNET TECHNOLOGIES, INC.

7255 WOODMONT AVENUE

BETHESDA, MARYLAND 20814

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, SEPTEMBER 9, 2008

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of OPNET Technologies, Inc., a Delaware corporation (the “Company”), of proxies for use at the Annual Meeting of Stockholders to be held at the principal executive offices of the Company, 7255 Woodmont Avenue, Bethesda, Maryland 20814, on September 9, 2008 at 10:00 a.m., local time, and at any adjournments thereof (the “Annual Meeting”).

All executed proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, executed proxies will be voted in favor of the matter set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Annual Meeting that the stockholder intends to revoke the proxy and vote in person.

The Board of Directors has fixed July 21, 2008 as the record date (the “Record Date”) for determining holders of the Company’s Common Stock, $.001 par value per share (the “Common Stock”), who are entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote an aggregate of 20,437,185 shares of Common Stock. Each share of Common Stock entitles the record holder thereof to one vote on the matter to be voted on at the Annual Meeting.

We are pleased to take advantage of the Securities and Exchange Commission (the “SEC”) rule allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this new e-proxy process will expedite stockholders’ receipt of proxy materials and lower the costs and reduce the environmental impact associated with our Annual Meeting. On or about July 25, 2008, we mailed the Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access our proxy statement and vote online. The Internet Notice contains instructions on how you can (i) receive a paper copy of the proxy statement or (ii) elect to receive your proxy statement over the Internet in future years, if you received them by mail this year.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports, and Notices of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement, annual report or Notice of Internet Availability of Proxy Materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Some banks, brokers and other nominee record holders may be participating in the practice of householding proxy statements, annual reports, and notices of Internet availability of proxy materials. This means that only one copy of the Internet Notice, this Proxy Statement or the Company’s Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any of these documents to you if you call or write to us at the following address or telephone number: OPNET Technologies, Inc., 7255 Woodmont Avenue, Bethesda, Maryland, 20814, telephone: (240) 497-3000, Attention: Investor Relations. If you want to receive separate copies of our notices of Internet availability of proxy materials, annual reports, and proxy statements in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

How to Vote

You may either vote “For” each of the nominees to the Board of Directors or you may “Withhold” your vote for either nominee you specify. For each of the other matters to be voted on, if any, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholders of Record: If you are a stockholder of record, there are three ways to vote:

•	by completing and returning your proxy card, or

•	by written ballot at the meeting, or

•

by voting on the Internet. To vote on the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Time on September 8, 2008 to be counted.

Street Name Holders: Shares which are held in a brokerage account in the name of the broker are said to be held in “street name.” If your shares are held in street name, the Internet Notice was forwarded to you by that organization and you should follow the voting instructions provided by your broker. You may complete and return a voting instruction card to your broker. Check your proxy card for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Votes Required

The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast on the matter is required for the election of the Class II directors.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters that require the affirmative vote of a certain percentage of the votes cast or the shares voting on the matter.

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Quarterly Report on Form 10-Q for the quarter ending September 30, 2008, which we will file with the SEC.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of July 21, 2008 by:

•	each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock;

•	each director and nominee for director of the Company;

•	each of the executive officers of the Company; and

•	all executive officers, directors and nominees for director of the Company as a group.

Except as set forth herein, the business address of the named beneficial owner is c/o OPNET Technologies, Inc., 7255 Woodmont Avenue, Bethesda, Maryland 20814 and each person or entity named in the table has sole voting power and investment power (or shares such power with his spouse) with respect to all shares of Common Stock indicated as owned by such person or entity. Applicable percentages are based on 20,437,185 shares outstanding as of July 21, 2008.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Class
Marc A. Cohen	2,936,162	(2)	14.2
Alain J. Cohen	4,767,058	(3)	23.2
Mel F. Wesley	30,990	(4)	*
Steven G. Finn	113,000	(5)	*
Ronald W. Kaiser	48,000	(6)	*
William F. Stasior	138,000	(7)	*
All executive officers, directors and nominees for director, as a group (6 persons)	8,033,210	(8)	38.2
Austin W. Marxe and David M. Greenhouse, and related filers, 527 Madison Avenue, Suite 2600, New York, NY 10022	1,989,818	(9)	9.7
S Squared Technology, LLC and related filers, 515 Madison Avenue, New York, NY 10022	1,824,100	(10)	8.9

*	Less than 1%.

(1)	The number of shares beneficially owned by each director, nominee for director, executive officer and stockholder is determined under rules promulgated by the Securities and Exchange Commission (“SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after July 21, 2008 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares.

(2)	Includes 273,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 21, 2008.

(3)	Includes 75,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 21, 2008.

(4)	Includes 10,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 21, 2008.

(5)	Includes 90,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 21, 2008.

(6)	Consists of 45,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 21, 2008.

(7)	Includes 90,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 21, 2008.

(8)	Includes 583,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after July 21, 2008.

(9)	The address and number of shares of Common Stock beneficially owned by Austin W. Marxe and David M. Greenhouse are based solely on the Schedule 13G filed with the SEC on February 13, 2008 which reports shared power to vote and dispose of all shares stated in the above table.

(10)	Represents combined holdings of S Squared Technology LLC and S Squared Technology Partners, L.P. The address and number of shares of Common Stock beneficially owned by S Squared Technology LLC and S Squared Technology Partners, L.P. are based solely on the Schedule 13G filed with the SEC on January 15, 2008, which reports sole power to vote and dispose of all shares stated in the above table.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company has a classified Board of Directors currently consisting of one Class I director, two Class II directors and two Class III directors. The Class I, Class II and Class III directors will serve until the annual meeting of stockholders to be held in 2010, 2008 and 2009, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

The persons named in the enclosed proxy will vote to elect Alain J. Cohen and Steven G. Finn as the Class II directors, unless authority to vote for Mr. Cohen or Mr. Finn is withheld by marking the proxy to that effect. Each Class II director will be elected to hold office until the 2011 annual meeting of stockholders (subject to the election and qualification of his successor and to his earlier death, resignation or removal).

Mr. Cohen and Mr. Finn have indicated their willingness to serve, if elected, but if either should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that Mr. Cohen or Mr. Finn will be unable to serve if elected.

For each member of the Board of Directors whose term of office as a director continues after the Annual Meeting, including Mr. Cohen and Mr. Finn, there follows information given by that director concerning his principal occupation and business experience for at least the past five years, the names of other publicly held companies of which he serves as a director and his age and length of service as a director of the Company. There are no family relationships among any of the directors, nominees for director and executive officers of the Company, except that Marc A. Cohen and Alain J. Cohen are brothers. Information with respect to the number of shares of Common Stock beneficially owned by each director and the nominee for director, directly or indirectly, as of July 21, 2008 appears under the heading “Security Ownership of Certain Beneficial Owners and Management.”

Nominees for Terms Expiring in 2011 (Class II Directors)

Alain J. Cohen, one of the Company’s founders, is 41 years old and has served as the Company’s President and Chief Technology Officer and as a member of the Board of Directors since the Company’s inception in 1986. Mr. Cohen received a bachelor’s degree in electrical engineering from the Massachusetts Institute of Technology (“M.I.T.”).

Steven G. Finn is 62 years old and has served as a member of the Board of Directors since March 1998. Mr. Finn has been a principal research scientist and lecturer at M.I.T. since 1991. Mr. Finn has also served as a consultant with Matrix Partners, a venture capital firm, since 1991.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES LISTED ABOVE.

Directors Whose Terms Expire in 2009 (Class III Directors)

Marc A. Cohen, one of the Company’s founders, is 45 years old and has served as the Chairman of the Board since the Company’s inception in 1986 and as the Company’s Chief Executive Officer since 1994. From 1986 to 1992, Mr. Cohen was also a consultant with Booz Allen Hamilton Inc. (“Booz Allen”), an international management and consulting company. Mr. Cohen received a bachelor’s degree in engineering science from Harvard University and a master’s degree in electrical engineering from Stanford University. Mr. Cohen also serves as a Trustee and as a member of the Board of Directors of the Dana-Farber Cancer Institute in Boston, Massachusetts.

William F. Stasior is 67 years old and has served as a member of the Board of Directors since March 1998. Since October 1999, he has served as senior chairman of Booz Allen. From 1991 to 1999, he served as Chairman and Chief Executive Officer of Booz Allen. Mr. Stasior currently serves on the Board of Directors of SkyTerra Communications, Inc., a telecommunications service provider.

Director Whose Term Expires in 2010 (Class I Director)

Ronald W. Kaiser is 54 years old and has served as a member of our Board of Directors since October 2003. Since January 2008, he has been an independent consultant and board member for companies in the technology and life sciences fields. From January 2007 through December 2007, Mr. Kaiser served as Chief Financial Officer of Sucampo Pharmaceuticals, Inc., a specialty pharmaceutical company. Mr. Kaiser served as Chief Financial Officer of Pharmathene, Inc., a privately held bio-defense company from April 2005 through December 2006. Mr. Kaiser served as Chief Financial Officer, Treasurer and Secretary of Air Cargo, Inc., a privately held provider of United States and European cargo transportation logistics from February 2003 through March 2005. Air Cargo filed for Chapter 11 bankruptcy on December 7, 2004. Mr. Kaiser served as Chief Financial Officer and Treasurer of OTG Software, Inc. (“OTG”), from June 1998 until the sale of OTG to Legato Systems, Inc. in May 2002. OTG was a publicly traded corporation that provided online data storage and data access software products for business applications, email management and related services. Mr. Kaiser serves on the board of directors of Vocus, Inc., a provider of public relations management software.

Board Determination of Independence

Under Nasdaq rules, a director of the Company will only qualify as an “independent director” if, in the opinion of the Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors has determined that none of Messrs. Finn, Kaiser or Stasior has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the Nasdaq OMX Group, Inc. Marketplace Rules.

Board Meetings and Attendance

The Board of Directors met four times (including by teleconference) during fiscal 2008. Each director attended at least 75% of the aggregate of the meetings of the Board of Directors and meetings of the committees on which he then served.

Director Attendance at the Annual Meeting

The Board of Directors does not have a policy with regard to attendance by directors at annual meetings. Two of the directors attended the 2007 annual meeting of stockholders.

Board Committees

The Board of Directors has established three standing committees—Audit, Compensation and Nominating —each of which operates under a charter that has been approved by the Board.

The Board of Directors has determined that all of the members of each of the Board’s three standing committees are independent as defined under the rules of the Nasdaq Global Market including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. In addition, all of the members of the Audit Committee satisfy all other Nasdaq eligibility requirements for Audit Committee membership.

The Audit Committee is currently composed of Messrs. Finn, Kaiser, and Stasior. The Board has determined that Mr. Kaiser is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. The Audit Committee met six times (including by teleconference) during fiscal 2008. The functions of the Audit Committee include:

•	appointment of the Company’s independent auditors;

•	reviewing the independence of the independent auditors;

•	reviewing the annual audit plan of the independent auditors, the results of the independent audit, and the report and recommendations of the independent auditors;

•	evaluating the adequacy of the Company’s internal financial and accounting processes and controls; and

•	reviewing with management and the independent auditors the annual and interim financial statements of the Company.

A copy of the charter of the Audit Committee is available on the “Investor Relations” section of the Company’s website at www.opnet.com.

The Compensation Committee, which is currently composed of Messrs. Finn, Kaiser, and Stasior, reviews executive salaries, administers the Company’s bonus, incentive compensation and stock plans and approves the salaries and other benefits of the Company’s executive officers. In addition, the Compensation Committee consults with the Company's management regarding the Company’s benefit plans and compensation policies and practices. The Compensation Committee met four times during fiscal 2008. A copy of the charter of the Compensation Committee is available on the “Investor Relations” section of the Company’s website at www.opnet.com.

The Nominating Committee is currently composed of Messrs. Finn, Kaiser, and Stasior. The Nominating Committee met once during fiscal 2008. The function of the Nominating Committee is to recommend to the Board of Directors the persons to be nominated for election as directors at any meeting of stockholders.

Director Candidates

Except where the Company is legally required to provide third parties the right to nominate directors, the Nominating Committee is responsible for recommending to the Board of Directors all nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board of Directors to fill any vacancies on the Board. Stockholders have the right under the Company’s Bylaws to directly nominate director candidates, without any action or recommendation on the part of the Board, by following the procedures set forth under “Stockholder Proposals for 2009 Annual Meeting.”

The criteria for selecting all director nominees are specified in the charter of the Nominating Committee. In selecting director nominees for recommendation to the Board of Directors the Nominating Committee considers: i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards, ii) the nominee’s demonstrated business acumen, financial literacy, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company, and iii) whether the nominee is willing and able to contribute positively to the decision-making process of the Company. A copy of the charter of the Nominating Committee is available on the “Investor Relations” section of the Company’s website at www.opnet.com.

Stockholder Communications with the Board

Shareholders may communicate with the Board or any of the directors by sending written communications addressed to the Board or any of the directors, c/o Corporate Secretary, OPNET Technologies, Inc., 7255 Woodmont Avenue, Bethesda, MD 20814. The Chairman of the Board, with the assistance of the Company’s General Counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors.

Code of Business Conduct and Ethics

The Company has adopted a code of business conduct and ethics that applies to all Company directors, officers and employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. A copy of the code of business conduct and ethics is posted on the “Investor Relations” section of the Company’s website at www.opnet.com. The Company intends to satisfy the disclosure requirements under Item 10 of Form 8-K regarding amendments to, or waivers from, the code of business conduct and ethics by either providing such information on a Form 8-K filed with the SEC or by posting such information on the “Investor Relations” section of the Company’s website at www.opnet.com. Information contained on the website is not part of this proxy statement.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information about the securities authorized for issuance under the Company’s equity compensation plans as of March 31, 2008:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (1)
Equity compensation plans approved by security holders	2,720,121	10.79	2,180,225	(2)
Equity compensation plans not approved by security holders	—	—	—

Total	2,720,121	10.79	2,180,225

(1)	In addition to being available for future issuance upon exercise of options that may be granted after March 31, 2008, all of the remaining 2,167,321 shares under the Company’s Amended and Restated 2000 Stock Incentive Plan (the “2000 Incentive Plan”) may instead be issued in the form of restricted stock, stock appreciation rights or other stock-based awards.

(2)	Includes 12,904 shares issuable under the Company’s 2000 Employee Stock Purchase Plan (the “ESPP”), including shares issuable in connection with the current offering period which ends on July 31, 2008. Also includes 2,167,321 shares issuable under the 2000 Incentive Plan. Under the 2000 Incentive Plan, the number of shares available for issuance automatically increases on the first trading day of each calendar year by an amount equal to 3% of the shares of Common Stock outstanding on the last trading day of the preceding calendar year, not to exceed an annual increase of 1,000,000 shares, or a lesser amount determined by the Board. The Board did not approve any increase in shares for issuance on the first trading day of calendar year 2008.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Finn, Kaiser, and Stasior. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

Report of the Compensation Committee of the Board of Directors

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended March 31, 2008.

By the Compensation Committee of the Board of Directors.

Steven G. Finn,

Ronald W. Kaiser

William F. Stasior

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis relates to our executive compensation program for the fiscal year ended March 31, 2008.

Compensation Philosophy

The goals of the Board of Directors and the Compensation Committee with respect to executive compensation are to align compensation with business objectives and performance, to enable us to attract, retain and reward executive officers and other key employees who contribute to our long-term success, and to establish an appropriate relationship between executive compensation and the creation of long-term stockholder value. To meet these goals, the Compensation Committee has adopted a mix among the compensation elements of salary, cash bonus and stock options.

The Board of Directors and the Compensation Committee also believe that the compensation of the Chief Executive Officer and the other executive officers should be based to a substantial extent on our performance and adjusted, as appropriate, based on the executive officer’s performance against personal performance objectives. Generally, when establishing salaries, bonus levels and stock awards for executive officers, the Compensation Committee considers: (i) our financial performance during the past year and recent quarters, (ii) the individual’s performance during the past year and recent quarters and (iii) the salaries of executive officers in similar positions of companies of comparable size and capitalization and other companies within the network and application performance management software industry.

We have not retained a compensation consultant to review our policies and procedures relating to executive compensation and we have not formally benchmarked our compensation to that of other companies. The Compensation Committee does, however, informally consider competitive market practices by speaking to recruitment agencies and reviewing publicly available information relating to compensation of executives at other companies in our industry.

Compensation Components

The four major components of our executive officer compensation program are (i) base salary, (ii) annual incentive awards in the form of discretionary cash bonuses, (iii) long-term, equity-based incentive awards, and (iv) employee benefits, such as 401(k) matching payments and health and life insurance.

We have not currently adopted any formal or informal policy for allocating compensation between long-term and short-term compensation or between cash and non-cash compensation. We view each of the elements of our compensation program as related but distinct. Our decisions about each individual element do not necessarily affect the decisions we make about other elements. For example, we do not believe that significant compensation derived from one elements of compensation should necessarily negate or reduce compensation from other elements.

Base Salary. The Compensation Committee meets periodically to set the base salary levels of our executive officers. Effective April 2008, the Compensation Committee increased Marc Cohen’s and Alain Cohen’s annual base salaries to $325,000. For fiscal 2008, the annual base salaries of Marc Cohen and Alain Cohen remained unchanged from their levels at the end of fiscal 2007, specifically $300,000 for Marc Cohen and $300,000 for Alain Cohen. During fiscal 2008, the Compensation Committee increased the base salary of Mel Wesley from $172,000 to $190,000, effective July 1, 2007. Effective April 2008, the Compensation Committee increased Mel Wesley’s annual base salary to $220,000. When reviewing base salaries the Compensation Committee considered individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge, and competitive pay practices. The Compensation Committee recognizes the importance of maintaining compensation practices and levels of compensation competitive with other software companies in our industry and anticipates reviewing compensation packages at least annually.

Discretionary Cash Bonus. The Compensation Committee has the authority to award discretionary cash bonuses to our executives from time to time. Our cash bonus program is designed to motivate executives to work effectively to achieve our financial performance objectives and to reward them when objectives are met. The Compensation Committee did not award any cash bonuses to our executives in fiscal 2008.

Equity-Based Incentive Compensation. We established our Amended and Restated 2000 Stock Incentive Plan (the “2000 Incentive Plan”) to provide all employees, including executive officers, with an opportunity to share, along with our stockholders, in the long-term performance of our company. The Compensation Committee believes that a primary goal of the compensation program is to provide key employees who have significant responsibility for the management, growth and future success of our company with the opportunity to participate in the financial gain from price increases in our Common Stock. In addition, the vesting feature of our equity grants are intended to further our goal of executive retention because this feature provides an incentive to our executives to remain in our employ during the vesting period.

Executives are eligible to receive stock options giving them the right to purchase shares of Common Stock in the future at a price equal to the fair market value on the date of grant. Historically, our equity awards have typically taken the form of stock options, although we did not grant options to any executive officer during fiscal 2008. Executives are also eligible to receive grants of restricted stock, and we have begun in recent periods to rely much more significantly on restricted stock grants in lieu of stock options. We typically grant restricted stock awards at no cost to the executive. Because the shares have a built-in value at the time the restricted stock grants are made, we generally grant significantly fewer shares of restricted stock than the number of stock options we would grant for a similar purpose.

During fiscal 2007, we implemented a new incentive program whereby we make discretionary quarterly grants of restricted stock to our executives and other key employees. Under this program, following the end of each quarter, the Compensation Committee establishes a bonus pool, denominated in dollars, based primarily on our financial performance for the prior quarter, particularly revenue, and on other factors. The size of this bonus pool for each quarter, and whether to have a bonus pool at all, are entirely in the discretion of the Compensation Committee. If a bonus pool is established, our Chief Executive Officer recommends its allocation among the executives and other key employees, based primarily on his subjective judgment about the performance of each of them, and submits that recommendation to the Compensation Committee. The Compensation Committee determines the final allocation of the bonus pool among the executives and other key employees, thereby determining a dollar-denominated bonus for each. These dollar-denominated bonuses are subsequently translated into a number of shares of restricted stock based on the closing price of our Common Stock as reported on the Nasdaq Global Market on the third trading day following our quarterly earnings release, which is also the date of the actual restricted stock grant. During fiscal 2008, we granted 4,547 shares of restricted stock to Marc Cohen, 4,547 shares to Alain Cohen and 9,863 shares to Mel Wesley under this program. These shares were granted at various times during fiscal 2008.

Each of these grants vests as to one-third of the shares on each of the second, third and fourth anniversaries of the grant date. If the executive ceases to be an employee, officer or director of, or consultant or advisor to, our company or a parent or subsidiary of our company, any shares that are not then vested are subject to forfeiture without payment to the executive. In the event we experience a change-of-control event, as specified in the 2000 Incentive Plan, these grants automatically become vested in full.

We currently have a policy of granting equity awards on the third trading day following our earnings release in each quarter. In the case of stock options, we establish the exercise price based on the closing price of our Common Stock as reported on the Nasdaq Global Market on the grant date. Likewise, in the case of restricted stock, if the number of shares is being determined on the basis of a dollar-denominated bonus as described above, we translate the dollar-denominated bonus into a number of shares of Common Stock in the same manner.

We do not have any equity ownership guidelines for our executive officers.

Employee Benefits. Our executives are eligible to participate in the same medical, dental, life, disability and accident insurance programs that are available to all of our U.S.-based employees. The executives are also eligible to participate in our 401(k) savings plans on the same terms as all of our U.S.-based employees. Our 401(k) savings plan provides a company match of up to 3% of cash compensation corresponding to one-half the amount contributed by the participant. We offer no deferred compensation plan, no traditional pension plan, and no company-paid retiree benefits.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1.0 million paid to the company’s chief executive officer and four other most highly compensated officers. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. The Compensation Committee periodically reviews the potential consequences of Section 162(m) and may structure the performance-based portion of its executive compensation to comply with certain exemptions in Section 162(m). However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when the Compensation Committee believes that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the officer’s performance.

Executive Compensation

Summary Compensation Table

The following table sets forth summary information concerning the total compensation awarded to, paid to or earned by each of our executive officers in each of the last three fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Option Awards (1) ($)	All Other Compensation (2) ($)	Total ($)
				Restricted Stock	Stock Options
Marc A. Cohen	2008	300,000	—	48,689	—	3,000	351,689
Chief Executive Officer	2007	300,000	—	26,990	154	3,000	330,144
	2006	250,000	—	1,846	—	3,000	254,846

Alain J. Cohen	2008	300,000	—	48,689	—	—	348,689
President and Chief Technology Officer	2007	300,000	—	26,990	—	—	326,990
	2006	250,000	—	1,846	—	—	251,846

Mel F. Wesley	2008	190,000	—	36,792	20,134	3,225	250,151
Chief Financial Officer	2007	170,250	10,000	24,330	20,134	3,000	227,714
	2006	145,000	—	2,992	—	1,083	149,075

(1)	This column reflects the amount we recorded as stock-based compensation in our financial statements for the respective fiscal year in connection with restricted stock and stock option grants, including grants from prior years. The assumptions we used in determining stock based compensation are described under the caption “Stock-Based Compensation” in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2008 filed with the SEC. Unlike the amount reflected in our consolidated financial statements, however, the amounts shown above do not reflect any estimate of forfeitures related to service-based vesting. Instead, it assumes that the executive will perform the requisite service to vest in the award.

(2)	Represents matching contributions under our 401(k) plan.

Grants of Plan-Based Awards

The following table sets forth summary information regarding all grants of plan-based awards made to our executive officers for the fiscal year ended March 31, 2008.

Name	Grant Date	Approval Date (1)	All Other Stock Awards: Number of Shares of Stock (2)	Grant Date Fair Value of Stock Award (3) ($)
Marc A. Cohen	5/31/07	5/31/07	2,773	31,252
	2/6/08	1/23/08	1,774	15,434

Alain J. Cohen	5/31/07	5/31/07	2,773	31,252
	2/6/08	1/23/08	1,774	15,434

Mel F. Wesley	5/31/07	5/31/07	555	6,255
	8/3/07	7/25/07	3,064	29,997
	2/6/08	1/23/08	497	4,324
	2/6/08	1/23/08	5,747	49,999

(1)	Reflects the date on which the grant was approved by the Compensation Committee.

(2)	Reflects grants of restricted stock at no cost to the executive.

(3)	This column reflects the total amount we will record as a stock-based compensation in our financial statements in connection with the respective restricted stock grant over the entire four-year vesting period of the grant. The assumptions we used in determining stock based compensation are described under the caption “Stock-Based Compensation” in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2008 filed with the SEC.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth summary information regarding the outstanding equity awards at March 31, 2008 held by each of our executive officers. All of these awards were granted under the 2000 Incentive Plan.

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (2)	Market Value of Shares of Stock That Have Not Vested (3) ($)
	Exercisable	Unexercisable (1)
Marc A. Cohen	41,676	—	12.00	6/29/10

	33,324	—	13.20	6/29/10
	100,000	—	10.59	7/24/11
	50,000	—	5.85	8/8/12
	48,000	—	11.75	10/22/13	15,080	122,751

Alain J. Cohen	41,676	—	12.00	6/29/10

	33,324	—	13.20	6/29/10	15,080	122,751

Mel F. Wesley	7,500	2,500	11.56	7/8/14	17,679	143,907

(1)	Unexercised option grants vest evenly on an annual basis over the last three years of the vesting schedule of the particular grant.

(2)

These restricted stock grants were granted pursuant to our 2000 Incentive Plan and vest evenly on an annual basis over four years, starting on the second anniversary of the grant date. Marc A. Cohen’s restricted stock grants: (i) 5,340 shares granted February 6, 2006, (ii) 2,696 shares granted May 22, 2006, (iii) 2,145 shares granted August 7, 2006, (iv) 1,956 shares granted November 3, 2006, (v) 1,956 shares granted February 22, 2007, (vi) 2,773 shares granted May 31, 2007, and (vii) 1,774 shares granted February 6, 2008.

Alain J. Cohen’s restricted stock grants: (i) 5,340 shares granted February 6, 2006, (ii) 2,696 shares granted May 22, 2006, (iii) 2,145 shares granted August 7, 2006, (iv) 1,956 shares granted November 3, 2006, (v) 1,956 shares granted February 22, 2007, (vi) 2,773 shares granted May 31, 2007, and (vii) 1,774 shares granted February 6, 2008.

Mel F. Wesley’s restricted stock grants: (i) 8,657 shares granted February 6, 2006, (ii) 647 shares granted May 22, 2006, (iii) 686 shares granted August 7, 2006, (iv) 626 shares granted November 3, 2006, (v) 470 shares granted February 22, 2007, (vi) 555 shares granted May 31, 2007, (vii) 3,064 shares granted August 3, 2007, (viii) 497 shares granted February 6, 2008, and (ix) 5,747 shares granted February 6, 2008.

(3)	Based on a value of $8.14 per share, the closing price of our Common Stock as reported on the Nasdaq Global Market on March 31, 2008, the last trading day during fiscal 2008.

Option Exercises and Vested Stock

The following table summarizes the vesting of stock awards for each of our executive officers for the fiscal year ended March 31, 2008. None of our executives exercised stock options during fiscal 2008.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting ($) (1)
Marc A. Cohen	1,780	15,486
Alain J. Cohen	1,780	15,486
Mel F. Wesley	2,885	25,100

(1)	Based on the closing price of our Common Stock on the Nasdaq Global Market on the vesting date or, if the vesting date was not a trading date, on the last trading date prior thereto.

Employment Agreements

None of our executive officers have employment agreements with us.

Marc Cohen and Alain Cohen each entered into a non-compete agreement with us on September 30, 1997. Under the agreements, Marc Cohen and Alain Cohen each agreed not to compete with us during the term of his employment and, in the event that his employment with us is terminated either at his voluntary election or by us for good cause, for a period of 12 months thereafter. In addition, Marc Cohen and Alain Cohen each agreed not to solicit our employees or customers on behalf of any competitor during the same period. Further, Marc Cohen and Alain Cohen each agreed to protect our confidential information during his employment, except as appropriate in the performance of his duties, and after the termination of his employment.

We have also entered into a nondisclosure, non-compete, nonsolicitation and ownership of inventions agreement with Mr. Wesley, under which he has agreed to protect our confidential information during and after the termination of his employment, and not to compete with us during the term of his employment and for 12 months after termination of his employment, regardless of the cause.

Potential Payments Upon Termination or Change of Control

None of our executives have any arrangement that provides for severance payments. None of our executives is entitled to payment of any benefits upon a change in control of our company, except that any unused vacation balance is paid out and our 2000 Incentive Plan provides that in connection with a change in control, all unvested stock options and restricted stock will become fully vested.

The following table sets forth information regarding the executive equity awards that would fully vest, if a change in control were triggered at March 31, 2008.

	Option Awards			Stock Awards
Name	Number of Securities Acquired on Exercise	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
Marc A. Cohen	—	—		16,860	137,240
Alain J. Cohen	—	—		16,860	137,240
Mel F. Wesley	2,500	$0	(1)	18,064	147,041

(1)	The exercise price of these options is greater than the $8.14 closing price of our Common Stock as reported on the Nasdaq Global market on March 31, 2008, the last day of trading during fiscal 2008; therefore, the value realized on exercise would be $0.00.

Compensation of Directors

Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending Board and Board committee meetings. We pay non-employee directors an annual retainer of $20,000 and a fee of $1,000 per day for attending Board or Board Committee meetings in person or by telephone. No director who is also an employee receives separate compensation for services rendered as a director.

Prior to May 9, 2007, our non-employee directors received automatic annual grants of stock options pursuant to our 2000 Director Stock Option Plan (the “Director Plan”). Each non-employee director was granted an option to purchase 10,000 shares of Common Stock on the date of each annual meeting of stockholders, provided that he was serving as a director immediately following such annual meeting of stockholders. On May 9, 2007, we terminated the automatic annual grants of stock options under the Director Plan and adopted a policy that each non-employee director will instead receive an annual grant of 3,000 restricted shares of Common Stock under our 2000 Incentive Plan. The restricted shares of Common Stock will be granted on the date of the annual meeting of stockholders to each of our non-employee directors who is serving as a director immediately after that meeting, and shall be fully vested on the date of the next annual meeting of stockholders, provided he is serving as a director immediately prior to such meeting. On July 25, 2007, we suspended all option grants under the Director Plan. In addition, we adopted a policy that each person who becomes a non-employee director other than pursuant to election at an annual meeting of stockholders will be granted a number of restricted shares of Common Stock on the date of his election to the Board of Directors calculated by multiplying 250 by the number of full calendar months remaining from the date of his initial election to the Board of Directors until the first anniversary of the prior year’s annual meeting of stockholders.

Director Compensation Table

The following table sets forth information regarding the compensation of our directors for fiscal 2008. Our executive officers who also served as directors are not included in this table because they were not separately compensated for their service as directors.

Director	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Grant Date Fair Value ($/sh)	Total ($)
Steven G. Finn	28,000	33,270	11.09	61,270
Ronald W. Kaiser	26,000	33,270	11.09	59,270
William F. Stasior	28,000	33,270	11.09	61,270

(1)

We granted 3,000 shares of restricted stock to each of our directors on September 12, 2007. The September 12, 2007 restricted stock grant was the only grant made to the directors during their entire term of service. This column reflects the amount we recorded as stock-based compensation in our financial statements for the respective fiscal year in connection with restricted stock and stock option grants. The assumptions we used in determining stock based compensation are described under the caption “Stock-Based Compensation” in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2008 filed with the SEC. Unlike the amount reflected in our consolidated financial statements, however, the amounts shown above do not reflect any estimate of forfeitures related to service-based vesting. Instead, it assumes that the director will perform the requisite service to vest in the award. service to vest in the award.

(2)	The table below shows the aggregate numbers of stock awards and option awards outstanding for each non-employee director as of March 31, 2008.

Director	Number of Stock Awards Outstanding as of March 31, 2008	Number of Option Awards Outstanding as of March 31, 2008
Steven G. Finn	3,000	90,000
Ronald W. Kaiser	3,000	45,000
William F. Stasior	3,000	90,000

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Mr. Finn, Chairman, and Messrs. Kaiser and Stasior. None of our executive officers have served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as our director or a member of our Compensation Committee.

Report of the Audit Committee of the Board of Directors

The Audit Committee reviewed the Company’s audited financial statements for fiscal 2008 and discussed these financial statements with the Company’s management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance) with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.

The Company’s independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with the independent registered public accounting firm the matters disclosed in this letter and their independence from the Company. The Audit Committee also considered whether the independent registered public accounting firm provision of the other, non-audit related services to the Company which are referred to under the heading “Independent Auditor Fees and Related Matters” is compatible with maintaining such auditors’ independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2008.

By the Audit Committee of the Board of Directors.

Steven G. Finn,

Ronald W. Kaiser

William F. Stasior

Independent Registered Public Accounting Firm Fees and Other Matters

The following table sets forth aggregate fees billed by our Independent Registered Public Accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”), for fiscal 2008 and fiscal 2007.

	Fiscal 2008 ($)	Fiscal 2007 ($)
Audit Fees (1)	1,239,000	938,000
Audit-Related Fees	—	—
Tax Compliance Fees (2)	258,000	216,000
Tax Advisory Fees (3)	162,000	104,000
All Other Fees	—	—

Total Fees	1,659,000	1,258,000

(1)	Audit fees include professional services rendered for the audit of our annual financial statements, reviews of our quarterly financial statements, international statutory audits, and other fees related to our SEC filings and other accounting consultations.

(2)	Tax compliance fees include services related to the preparation of the U.S. federal tax returns, tax returns in overseas countries in which we do business and various state and local tax returns.

(3)	Tax advisor fees include services related to tax examination assistance, tax research and tax planning services in the countries in which we do business.

The Audit Committee of the Board of Directors has considered whether the provision by Deloitte of the non-audit services listed above is compatible with maintaining Deloitte’s independence. The Audit Committee has determined that the rendering of the services other than audit services by Deloitte is compatible with maintaining the principal accountant’s independence.

All services and fees described above were approved by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services, and may be subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval policy, and the related amounts of fees for services performed. The Audit Committee may also pre-approve particular services on a case-by-case basis.

CERTAIN TRANSACTIONS

TRANSACTIONS WITH RELATED PERSONS

Related-Person Transactions Policy and Procedures

In September 2004, our Audit Committee adopted a written Related Person Transactions Policy which requires the Audit Committee to review all related party transactions (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K of the Securities Act of 1933) on an ongoing basis, and all such transactions must be approved by the Audit Committee. Since January 2006, our policy requires that each fiscal quarter we obtain a list of stockholders with an interest of 5% or greater in the Company and determine whether we have had any transactions with anyone on the list. We also consult with each member of the Board of

Directors each fiscal quarter to determine if there have been any related person transactions or whether any related-person transactions are currently pending.

Related-Person Transactions

During the fiscal year ended March 31, 2008, we were not a participant in any transaction with a related person in which the amount involved exceeded $120,000 and in which the related person had or will have a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Common Stock (“Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on its review of copies of reports filed by the Reporting Persons furnished to the Company and on the representations of the Reporting Persons, the Company believes that during the year ended March 31, 2008 the Reporting Persons complied with all Section 16(a) filing requirements.

OTHER MATTERS

The Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

The Company will bear all costs of soliciting proxies. In addition to solicitations by Internet, and mail, the Company’s directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. The Company will also request brokers, custodians and fiduciaries to forward the proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

To be considered for inclusion in the proxy statement for the 2009 Annual Meeting, stockholder proposals must be submitted to the Secretary of the Company at its principal executive offices at 7255 Woodmont Avenue, Bethesda, Maryland 20814, no later than the close of business on March 27, 2009.

If a stockholder of the Company wishes to present a proposal directly at the 2009 Annual Meeting, but does not wish to have the proposal considered for inclusion in the proxy statement, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 60 days nor more than 90 days prior to the first anniversary of the 2008 Annual Meeting; provided that, in the event that the date of the 2009 Annual Meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2008 Annual Meeting, notice by the stockholder must be received not earlier than the 90th day prior to the 2009 Annual Meeting and not later than the close of business on the later of (i) the 60th day prior to the 2009 Annual Meeting and (ii) the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder fails to provide timely notice of a proposal to be presented at the 2009 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Stockholders wishing to propose director candidates for consideration by the stockholders at the 2009 annual meeting of stockholders may do so by writing to the Secretary of the Company and providing the information specified in the Company’s Bylaws, including the candidate’s name, address and principal occupation. The Company’s Bylaws set forth further requirements for stockholders wishing to nominate director candidates for consideration by stockholders including, among other things, that a stockholder must give written notice of an intent to make such a nomination complying with the Bylaws of the Company to the Secretary of the Company received not less than 60 days nor more than 90 days prior to the first anniversary of the 2008 Annual Meeting; provided that, in the event that the date of the 2008 Annual Meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2008 Annual Meeting, notice by the stockholder must be received not earlier than the 90 th day prior to the 2009 Annual Meeting and not later than the close of business on the later of (i) the 60th day prior to the 2009 Annual Meeting and (ii) the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first.

By Order of the Board of Directors,

/s/ MARC A. COHEN
Marc A. Cohen Chairman of the Board, Chief Executive Officer and Secretary

Bethesda, Maryland

July 25, 2008

A COPY OF THE COMPANY’S FORM 10-K REPORT FOR FISCAL YEAR 2008, CONTAINING CONSOLIDATED FINANCIAL STATEMENTS AND OTHER INFORMATION OF INTEREST TO STOCKHOLDERS, IS AVAILABLE UPON REQUEST WITHOUT CHARGE. PLEASE CONTACT:

Investor Relations

OPNET Technologies, Inc.

7255 Woodmont Avenue

Bethesda, Maryland 20814

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES EITHER: (I) OVER THE INTERNET AS INSTRUCTED IN THESE MATERIALS; OR (II) IF YOU RECEIVED A PAPER COPY OF THESE MATERIALS, BY SIGNING, DATING AND RETURNING THE PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. IF YOU ARE RECEIVING THESE PROXY MATERIALS BY MAIL, A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR YOUR CONVENIENCE. STOCKHOLDERS WHO EXECUTE A PROXY CARD OR VOTE ON THE INTERNET MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

AMERICAN STOCK TRANSFER C/O OPNET TECHNOLOGIES, INC. 6201 15TH AVENUE, 3RD FLOOR BROOKLYN, NY 11219

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by OPNET Technologies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to OPNET Technologies, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	OPNET1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OPNET TECHNOLOGIES, INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the number of the nominee on the line below.
The Board of Directors recommends a vote FOR the election of the director nominees.

Vote on Directors	☐	☐	☐

Proposal 1. Election of two Class II Directors for a three-year term extending until the 2011 Annual Meeting of Stockholders

Nominees:
01) Alain J. Cohen
02) Steven G. Finn

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

PROXY

OPNET TECHNOLOGIES, INC.

Proxy for the Annual Meeting of Stockholders to be held Tuesday, September 9, 2008

This Proxy is Solicited on Behalf of the Board of Directors of the Company.

The undersigned, having received notice of the meeting and the Board of Directors’ proxy statement therefor, and revoking all prior proxies, hereby appoints Marc A. Cohen, Mel F. Wesley, and Dennis R. McCoy, and each of them, with full power of substitution, as proxies to represent and to vote, as designated herein, all shares of stock of OPNET Technologies, Inc. (the “Company”) that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the principal executive office of the Company, 7255 Woodmont Avenue, Bethesda, Maryland 20814, on Tuesday, September 9, 2008, at 10:00 a.m., local time, and at any adjournment thereof (the “Meeting”). The matter set forth on the reverse side has been proposed by the Company.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election of the director nominees listed in Proposal 1. In their discretion, the proxies are authorized to vote on any other business as may properly come before the meeting or any adjournment or postponement thereof. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy

Address changes/comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

OPNET TECHNOLOGIES, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 9/9/08

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Proxy Materials Available • Notice and Proxy Statement • Annual Report

PROXY MATERIALS - VIEW OR RECEIVE
AMERICAN STOCK TRANSFER C/O OPNET TECHNOLOGIES, INC. 6201 15TH AVENUE, 3RD FLOOR BROOKLYN, NY 11219

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 8/26/08.

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
	1) BY INTERNET	-	www.proxyvote.com
	2) BY TELEPHONE	-	1-800-579-1639
	3) BY E-MAIL*	-	sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:          Annual

Meeting Date:           9/9/08

Meeting Time:          10:00 a.m. EDT

For holders as of:     7/21/08

Meeting Location:

OPNET Technologies, Inc.

7255 Woodmont Avenue

Bethesda, MD 20814

Meeting Directions:

For Meeting Directions Please Access: http://www.opnet.com/corporate/directions/ opnet_offices_united_states/hq/index.html

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to
WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

The Board of Directors recommends a vote FOR the election of the director nominees listed below.

1.	Election of two Class II directors for a three-year term extending until the 2011 Annual Meeting of Stockholders.

Nominees:

01)	Alain J. Cohen

02)	Steven G. Finn

2.	In their discretion, upon such other business, if any, as may properly come before the Annual Meeting or any adjournments thereof.